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                                                                   Exhibit 10.1B
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                          OBJECT POWER, INCORPORATED

                     Non-qualified Stock Option Agreement


     Object Power, Incorporated, a Delaware corporation (the "Company"), by execution of Schedule I annexed hereto grants, as of the grant date set forth in
Schedule I, to the optionee named in Schedule I (the "Optionee"), an option to purchase up to the number of shares of its Common Stock, $0.01 par value, set forth in Schedule I at the exercise price per share set forth in Schedule I, on the following terms and conditions:

     1.  Grant under 1995 Stock Plan.  This option is granted pursuant to and is
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governed by the Company's 1995 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exits on this date.

     2.  Grant as Incentive Stock Option; Other Options.  This option is not
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intended to qualify as an incentive stock option under Section 422 of the
Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

     3.  Extent of Option if Employment Continues.  If the Optionee has
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continued to be employed by the Company on the dates indicated in Schedule I, the Optionee may exercise this option for the number of shares set forth as Vested Shares opposite the applicable date on Schedule I. The foregoing vesting of rights is cumulative and, while the Optionee continues to be employed by the Company, may be exercised up to and including the date which is 10 years from the date this option is granted. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Optionee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

     4.  Termination of Employment.  If the Optionee ceases to be employed by
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the Company, other than by reason of death or disability as defined in Article
5, no further installments of this option shall become exercisable and this option shall terminate after the passage of three months from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.

     5.  Death; Disability.  If the Optionee dies while in the employ of the
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Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 360 days after the date of death, but not later than the scheduled expiration date. If the Optionee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 360 days after such termination, but not later than the scheduled
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expiration date. If the Optionee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 360 days after such termination, but not later than the scheduled expiration date. At the expiration of such 360-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

     6.  Partial Exercise.  Exercise of this option up to the extent above
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stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

     7.  Payment of Price.  The option price is payable in United States dollars
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and may be paid in cash or by check.

     8.  Agreement to Purchase for Investment.  By acceptance of this option,
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the Optionee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Optionee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933.

     9.  Method of Exercising Option.  Subject to the terms and conditions of
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this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall
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be exercised, pursuant to Article 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and nonassessable.

     10.  Option Not Transferable.  This option is not transferable or
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assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

     11.  No Obligation to Exercise Option.  The grant and acceptance of this
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option imposes no obligation on the Optionee to exercise it.

     12.  No Obligation to Continue Employment.  The Company and any Related
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Corporations are not by the Plan or this option obligated to continue the
Optionee in employment.

     13.  No Rights as Stockholder until Exercise.  The Optionee shall have no
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rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

     14.  Capital Changes and Business Successions.  It is the purpose of this
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option to encourage the Optionee to work for the best interests of the Company and its stockholders. The Plan contains extensive provisions designed to preserve options at full value in a number of contingencies. Therefore, provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.

     15.  Withholding Taxes.  If the Company in its discretion determines that
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it is obligated to hold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Optionee on exercise of this option, the Optionee hereby agrees that the Company may withhold from the Optionee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Optionee hereby agrees that the Company may withhold from the Optionee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Optionee's exercise of such Non-Qualified Option. At the Company's discretion,t eh amount requires to be withheld may be withheld in cash from such wages, or (with respect to compensation income
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attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

     16.  Refusal Rights.  If the Optionee desires to sell all or any part of
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the shares acquired under this option (including any securities received in respect thereof pursuant to recapitalizations and the like), and an offeror (the "Offeror") has made an offer therefor, which offer the Optionee desires to accept, the Optionee shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Bona Fide Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth his desire to sell such shares, which Option Notice shall be accompanied by a photocopy of the original executed Bona Fide Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Bona Fide Offer. Upon receipt of the Option Notice, the Company shall have an option to purchase any or all of such shares specified in the Option Notice, such option to be exercisable by giving, within 90 days after receipt of the Option Notice, a written counter-notice to the Optionee. If the Company elects to purchase any or all of such shares, it shall be obligated to purchase, and the Optionee shall be obligated to sell to the Company, such shares at the price and terms indicated in the Bona Fide Offer within 120 days from the date of receipt by the Company of the Option Notice.

     The Optionee may sell, pursuant to the terms of the Bona Fide Offer, any or all of such shares not purchase or agreed to be purchased by the Company at any time during the 30 days immediately following the expiration of the 90-day period during which the Company may give the aforesaid counter-notice; provided,
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however, that the Optionee shall not sell such shares to the Offeror if the
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Company, in its sole discretion, determines that the Offeror is a competitor of the Company and the Company gives written notice of such determined to the Optionee, within 90 days of its receipt of the Option Notice. If any or all of such shares are not sold pursuant to a Bona Fide Offer within the time permitted above, the unsold shares shall remain subject to the terms of this Article 17.

     17.  Repurchase Right Upon Termination of Employment.  If for any reason
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the Optionee ceases to be employed by the Company (including, without limitation, by reason of the Optionee's voluntary resignation, the Optionee's death or disability, or the Company's dismissal of the Optionee, with or without cause), the termination of his employment shall be deemed to be an irrevocable offer by the Optionee (or his executor, guardian or personal representative) to sell to the Company all or any of the shares acquired under this option (including any securities received in respect thereof pursuant to recapitalizations and the like) not previously sold by the Optionee pursuant to
Article 17, at a purchase price per share equal to the fair market value of a share of the Company's Common Stock on the date the Optionee's employment terminated (the "Repurchase Right"). The Company may exercise the Repurchase Right, in whole or in part, in one or more installments at any time or times within 180 days after the date of termination of the
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Optionee's employment, by giving to the Optionee written notice of its intention to exercise such Repurchase Right, which notice shall set forth the number of shares the Company desires to repurchase, the fair market value of such shares (as determined in accordance with this Article 18) and the date (not more than 30 days after the date of such notice) on which the Company intends to effect the repurchase such shares (the "Closing Date"). On the Closing Date, the Company shall tender to the Optionee payment, in cash, of the full purchase price of the shares being repurchased, against delivery by the Optionee of the certificate or certificates for such shares, duly endorsed for transfer to the Company. Notwithstanding any failure by the Optionee to deliver the certificates for the shares being repurchased hereunder, the Optionee's rights in such shares shall, upon the Company's tender of payment therefor, terminate automatically, and the Company may, upon written notice to the Optionee, cancel such certificate or certificates on its books and issue to the Company or its designee replacement certificates therefor. For purposes of this Article 18, the fair market value of a share of the Company's Common Stock on the date of termination of the Optionee's employment shall be deemed to be equal to the fair market value of such a share as determined by the Board of Directors of the Company in connection with the last grant of an incentive stock option under the Plan prior to the date of such termination.

     18.  Special Termination Provisions.  The refusal and repurchase rights of
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the Company set forth in Articles 17 and 18 shall remain in effect until such time, if ever, as a distribution to the public is made of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, or a successor statute, at which time such rights will automatically expire.

     19.  Governing Law.  This Agreement shall be governed by and interpreted in
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accordance with the internal laws of Delaware.